[Sketch of L. Roy Papp appears here]























                              PAPP STOCK FUND, INC.
                                 A No-Load Fund






                                  ANNUAL REPORT
                                DECEMBER 31, 1999


                                                    Managed by:
                                                    L. Roy Papp & Associates
                                                    6225 North 24th Street
                                                    Suite 150
                                                    Phoenix, AZ  85016
                                                    (602)956-1115 Local
                                                    (800)421-4004
                                                    E-mail: invest@roypapp.com
                                                    Web: http://www.roypapp.com

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
        PAPP STOCK FUND, INC. AND THE STANDARD AND POOR'S 500 STOCK INDEX

                          AVERAGE ANNUAL TOTAL RETURN
                                      1 Year   5 Years  Since Inception
Papp Stock Fund, Inc.                  15.0%    25.8%        17.5%
Standard &Poor's 500 Stock Index       21.0%    28.6%        18.4%



Year        Papp Stock Fund   Standard & Poor's 500 Stock Index

11/29/89         $10,000                   $10,000
1989              10,399                    10,316
1990              10,669                     9,999
1991              14,274                    13,049
1992              16,207                    14,043
1993              16,474                    15,459
1994              16,233                    15,663
1995              21,578                    21,549
1996              26,276                    26,497
1997              34,978                    35,335
1998              44,419                    45,435
1999              51,077                    54,994


            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Standard & Poor's 500 Stock Index is an unmanaged [market-weighted] index that includes the stocks of 500 of the largest U.S. companies. The values shown include reinvested dividends.

                              PAPP STOCK FUND, INC.


Dear Fellow Shareholders:

Our Fund was up 15.0% last year. Ordinarily, we would be very pleased with this result, but, as the chart on the opposite page indicates, the Standard & Poor's 500 Stock Index did even better, primarily because of rampant speculation in the Internet and other highly volatile stocks. Our longer-term experience over the last five years has been quite successful however. In 1995 we were up 32.9%, in 1996 we were up 21.8%, in 1997 we were up 33.1%, and in 1998 we were up 27.0%. Since its inception a little more than ten years ago our Stock Fund is up 410.8%.

The Papp Stock Fund was not designed to be a speculative investment vehicle. Instead, it was designed to provide a comprehensive investment program for the common stock portion of a securities portfolio. Accordingly, we buy high quality stocks with the intention of holding them for many years. This results in a relatively low portfolio turnover with favorable tax consequences.

We do own a fair number of medical and electronic technology stocks because we believe these areas offer the greatest possibilities of future growth. Included are medical related companies like Merck, Medtronic, and American Home Products and worldwide leaders in electronic technology like Microsoft, Intel, Hewlett-Packard, Motorola, and IBM. In addition, though, we own many companies that are household names. Included are Clorox, General Electric, McDonalds, Walgreens, and Wal-Mart. These are companies that have been able to use technological innovations to make themselves more efficient and therefore more profitable. Our schedule of Portfolio Investments, presented in this report, contains a brief description of each of the companies owned by the Fund.

Of course we do not know how the markets will fare in 2000. We do know that the Y2K scare is now behind us and the world did not end. We do know that the economy is in fine shape, that unemployment is at historically low numbers, that inflation is low, and that enterprise resource planning technology makes inventory recessions much less likely. Nevertheless, we are well aware that an unanticipated event could occur.

We do believe that the odds for a decent year are good because we see no evident factors that would make it otherwise. In any event we know that the companies we own are leaders and survivors that will take advantage of U.S. global leadership in the informational age that is now upon us.

                                                      Warmest regards,

                                                      /s/ L. Roy Papp

                                                      L. Roy Papp, Chairman
                                                      February 8, 2000

P.S. As of today, our Fund is up 1.8% this year while the S&P 500 is down 1.8%.

                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999



                                                                                             Number             Market
                              Common Stocks                                                of Shares             Value
-----------------------------------------------------------------------------             --------------    --------------
FINANCIAL SERVICES (21.9%)
   General Electric Co.
     (Diversified financial and industrial company)                                           43,400          $6,716,150
   Northern Trust Corporation
     (Bank specializing in trust services)                                                    68,000           3,604,000
   State Street Corporation
     (Provider of U.S. and global securities custodial services)                             107,200           7,832,300
   T. Rowe Price Associates, Inc.
     (No-load mutual fund company)                                                           132,000           4,875,750
                                                                                                            --------------
                                                                                                              23,028,200
                                                                                                            --------------
INDUSTRIAL SERVICES (16.3%)
   Automatic Data Processing, Inc.*
     (Leading provider of computing and data processing services)                             19,000           1,023,625
   G&K Services Inc., Class A
     (Uniform rental service)                                                                 90,000           2,913,750
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                                                        180,000          10,383,750
   Omnicom Group, Inc.
     (Worldwide advertising agencies)                                                         28,000           2,800,000
                                                                                                            --------------
                                                                                                              17,121,125
                                                                                                            --------------
SOFTWARE (16.1%)
   BMC Software, Inc.*
     (Develops data and application management software)                                      36,500           2,917,718
   Microsoft Corporation*
     (Personal computer software)                                                            120,000          14,010,000
                                                                                                            --------------
                                                                                                              16,927,718
                                                                                                            --------------
COMPUTER EQUIPMENT (14.8%)
   Hewlett-Packard Company
     (Manufacturer of printers, computers, and medical
     electronic equipment)                                                                    55,000           6,266,563
   Intel Corporation
     (Manufacturer of microprocessors, microcontrollers,
     and memory chips)                                                                       102,000           8,395,875
   International Business Machines Corporation
     (Global provider of information technology, hardware,
     software, and services)                                                                   8,600             928,800
                                                                                                            --------------
                                                                                                              15,591,238
                                                                                                            --------------


*Non-income producing security.
                 The accompanying notes are an integral part of this financial statement.

                                       4


                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                                             Number             Market
                              Common Stocks (continued)                                     of Shares             Value
-----------------------------------------------------------------------------             --------------    --------------
PHARMACEUTICAL (6.9%)
   American Home Products Corporation
     (Prescription pharmaceuticals)                                                           23,500        $    926,781
   Merck & Company
     (Prescription pharmaceuticals)                                                           95,000           6,370,938
                                                                                                            --------------
                                                                                                               7,297,719
                                                                                                            --------------
ELECTRONIC EQUIPMENT (5.2%)
   American Power Conversion*
     (Leading producer of uninterruptible power supply products)                             204,000           5,380,500

SPECIALTY RETAILING (5.1%)
   Walgreen Company
     (Retail drug store chain)                                                                75,000           2,193,750
   Wal-Mart Stores, Inc.
     (Leading discount retailer)                                                              45,000           3,110,625
                                                                                                            --------------
                                                                                                               5,304,375
                                                                                                            --------------
MEDICAL PRODUCTS (4.8%)
   Medtronic, Inc.
     (Manufacturer of implantable biomedical devices)                                        138,000           5,028,375
                                                                                                            --------------

RESTAURANTS (4.2%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                                 110,000           4,434,375
                                                                                                            --------------

CONSUMER PRODUCTS (2.8%)
   Clorox Company
     (Manufacturer of bleach and other consumer products)                                     58,400           2,941,900
                                                                                                            --------------

TELECOMMUNICATIONS (1.8%)
    Motorola, Inc.
     (Manufacturer of communication equipment)                                                13,000           1,914,250
                                                                                                            --------------


TOTAL COMMON STOCKS - 99.9%                                                                                  104,969,775
Cash and Other Assets, Less Liabilities - 0.1%                                                                   131,689
                                                                                                            --------------
Net Assets - 100%                                                                                           $105,101,464
                                                                                                            ==============

NET ASSET VALUE PER SHARE
(Based on 2,490,466 shares outstanding at December 31, 1999)                                                $      42.20
                                                                                                            ==============


*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                             PAPP STOCK FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1999 AND 1998


                                                                     1999              1998
                                                               ---------------   ---------------
                                           ASSETS

Investment in securities at market value (original
  cost $32,828,830 and $38,518,613 at December 31,
  1999 and 1998, respectively)  (Note 1)                         $104,969,775       $98,339,856
Cash                                                                  (67,513)          185,252
Dividends and interest receivable                                     104,717           108,935
Receivable for investment securities sold                              94,485                 -
                                                               ---------------   ---------------
            Total assets                                         $105,101,464       $98,634,043
                                                               ===============   ===============

                                        LIABILITIES

Redemptions payable                                              $          -       $    25,710
                                                               ===============   ===============

                                        NET ASSETS

Paid-in capital                                                 $  33,660,552       $39,120,298
Accumulated undistributed net realized gain
  on sale of investments                                                    -             1,589
Accumulated undistributed net investment loss                        (700,033)         (334,797)
Net unrealized gain on investments                                 72,140,945        59,821,243
                                                               ---------------   ---------------
            Net assets applicable to Fund shares outstanding     $105,101,464       $98,608,333
                                                               ===============   ===============

Fund shares outstanding                                             2,490,466         2,639,729
                                                               ===============   ===============
Net Asset Value Per Share (net assets/shares
   outstanding)                                                  $      42.20       $     37.36
                                                               ===============   ===============



The accompanying notes are an integral part of these financial statements.


                             PAPP STOCK FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                     1999              1998
                                                             ---------------   ---------------
INVESTMENT INCOME:
   Dividends                                                     $669,064            $676,151
   Interest                                                        20,655              34,484
                                                             ---------------   ---------------

          Total investment income                                 689,719             710,635
                                                             ---------------   ---------------

EXPENSES:
   Management fee (Note 3)                                        966,638             875,849
   Filing fees                                                     31,706              30,687
   Accounting fees                                                 13,500              12,500
   Custodial fees                                                  11,708               8,775
   Printing and postage fees                                        8,237               7,487
   Directors' attendance fees                                       8,000               5,600
   Transfer agent fees                                              7,076              11,075
   Legal fees                                                       6,015               4,857
   Other fees                                                       2,075               5,977
                                                             ---------------   ---------------

          Total expenses                                        1,054,955             962,807
                                                             ---------------   ---------------

     Net investment loss                                         (365,236)           (252,172)
                                                             ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
   Proceeds from sales of securities                           13,935,942          10,660,777
   Cost of securities sold                                    (12,069,568)         (9,465,331)
                                                             ---------------   ---------------
   Net realized gain on investments sold                        1,866,374           1,195,446

   Net change in unrealized gain on investments                12,319,702          20,259,461
                                                             ---------------   ---------------
   Net realized and unrealized gain on investments             14,186,076          21,454,907
                                                             ---------------   ---------------

INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $13,820,840         $21,202,735
                                                             ===============   ===============



The accompanying notes are an integral part of these financial statements.

                             PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                                   1999            1998
                                                             -------------   -------------
FROM OPERATIONS:
   Net investment loss                                        $  (365,236)    $  (252,172)
   Net realized gain on investments sold                        1,866,374       1,195,446
   Net change in unrealized gain on investments                12,319,702      20,259,461
                                                             -------------   -------------
         Increase in net assets resulting
           from operations                                     13,820,840      21,202,735
                                                             -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                               -                -
   Net realized gain on investments sold                       (1,867,963)     (1,193,857)
                                                             -------------   -------------
         Decrease in net assets resulting from
           distributions to shareholders                       (1,867,963)     (1,193,857)
                                                             -------------   -------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                14,327,952      16,924,598
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                      1,722,264       1,079,251
   Payments for redemption of shares                          (21,509,962)    (19,224,462)
                                                             -------------   -------------
         Decrease in net assets resulting
           from shareholder transactions                       (5,459,746)     (1,220,613)
                                                             -------------   -------------

Total increase in net assets                                    6,493,131      18,788,265

Net assets at beginning of the period                          98,608,333      79,820,068
                                                             -------------   -------------

Net assets at end of period                                  $105,101,464     $98,608,333
                                                             =============   =============




The accompanying notes are an integral part of these financial statements.

                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999




(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Stock Fund, Inc., formerly The L. Roy Papp Stock Fund, Inc., (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 29, 1999, a distribution was declared from net realized long-term capital gains of approximately $.76 a share, aggregating $1,867,963. The distribution was paid on December 31, 1999, to shareholders of record on December 29, 1999.

On December 28, 1998, a distribution was declared from net realized long-term capital gains of approximately $.46 a share, aggregating $1,193,857. The distribution was paid on December 31, 1998, to shareholders of record on December 29, 1998.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $7,076 and $11,075 in 1999 and 1998, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 1999 and 1998 investment transactions excluding short-term investments were as follows:



                                    1999                  1998
                             ---------------       ----------------

Purchases at cost               $ 6,379,785           $  8,436,689
Sales                            13,935,942             10,660,777

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1999, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                            Proceeds          Shares
                                       -----------------  --------------
Year ended December 31, 1999
Shares issued                             $ 14,327,952        382,946
Dividends and distributions reinvested       1,722,264         40,797
Shares redeemed                            (21,509,962)      (573,006)
                                       -----------------  --------------
Net decrease                              $ (5,459,746)      (149,263)
                                       =================  ==============

Year ended December 31, 1998
Shares issued                             $ 16,924,598        520,158
Dividends and distributions reinvested       1,079,251         28,794
Shares redeemed                            (19,224,462)      (589,660)
                                       -----------------  --------------
Net decrease                              $ (1,220,613)       (40,708)
                                       =================  ==============


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:




                                          1999              1998
                                     -----------------  --------------
Market value                           $104,969,775       $98,339,856
Original cost                           (32,828,830)      (38,518,613)
                                     -----------------  --------------
Net unrealized appreciation             $72,140,945       $59,821,243
                                     =================  ==============



As of December 31, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $72,140,945. There were no gross unrealized losses on any of the Fund's investments at December 31, 1999.

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $59,821,243. There were no gross unrealized losses on any of the Fund's investments at December 31, 1998.

(7)   SELECTED FINANCIAL HIGHLIGHTS:
The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.





                                                                       Year Ended December 31,
                                      --------------------------------------------------------------------------------
                                            1999            1998           1997           1996            1995
                                      ---------------  -------------- -------------  --------------  --------------

Net asset value, beginning of period  $      37.36     $     29.78    $     22.70    $     19.29     $     14.63
Income from operations:
   Net investment (loss)/income              (0.15)          (0.09)         (0.04)          0.01            0.07
   Net realized and unrealized gain
      on investments                          5.75            8.13           7.55           4.16            4.73
                                      ---------------  -------------- ------------   -------------  -------------

         Total from operations                5.60            8.04           7.51           4.17            4.80

Less distributions:
   Dividend from net investment
      Income                                     -               -             -           (0.01)          (0.07)
   Distribution of net realized gain         (0.76)          (0.46)         (0.43)         (0.75)          (0.07)
                                      ---------------  -------------- ------------   -------------  -------------

         Total distributions                 (0.76)          (0.46)         (0.43)         (0.76)          (0.14)

Net asset value, end of period        $      42.20     $     37.36    $     29.78    $     22.70     $     19.29
                                      ===============  ============== ============   =============  =============

         Total return                        14.99%          26.99%         33.12%         21.77%          32.93%
                                      ===============  ============== ============   =============  =============

Ratios/Supplemental Data:
   Net assets, end of period          $105,101,464     $98,608,333    $79,820,068    $53,277,087     $44,508,543
   Expenses to average net
      assets                                  1.09%           1.10%          1.12%          1.16%           1.17%
   Investment income to
      average net assets (A)                  0.71%           0.82%          1.00%          1.19%           1.60%
   Portfolio turnover rate                    6.60%           9.74%          6.19%         14.47%          22.39%





(A) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Papp Stock Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of Papp Stock Fund, Inc. as of December 31, 1999 and 1998, including the schedule of portfolio investments as of December 31, 1999, and the related statements of operations and changes in net assets for the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 and 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Stock Fund, Inc. as of December 31, 1999 and 1998, and the results of its operations and changes in its net assets for the two years then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/S/ Arthur Andersen LLP

Phoenix, Arizona,
   January 27, 2000.

                              FACTS ABOUT THE FUND


INVESTMENT OBJECTIVE - The Fund, which commenced operations on November 29, 1989, invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends. Once purchased, the shares of these companies are ordinarily retained so long as management believes that the prospects for appreciation continue to be favorable and that the securities are not greatly overvalued in the marketplace.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.2 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 45 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 22 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

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                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.

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                              PAPP STOCK FUND, INC.

                                    DIRECTORS
 James K. Ballinger                                   L. Roy Papp
 Amy S. Clague                                        Rosellen C. Papp
 Robert L. Mueller                                    Bruce C. Williams
 Harry A. Papp

                                    OFFICERS
 Chairman - L. Roy Papp                               President - Harry A. Papp

                                 VICE PRESIDENTS
 Victoria S. Cavallero                                Julie A. Hein
 George D. Clark, Jr.                                 Robert L. Mueller
 Jeffrey N. Edwards                                   Rosellen C. Papp
 Robert L. Hawley                                     Bruce C. Williams

                          SECRETARY - Robert L. Mueller
                          TREASURER - Rosellen C. Papp
                       ASSISTANT TREASURER - Julie A. Hein

                               INVESTMENT ADVISER
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    CUSTODIAN
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.